                                                                  EXHIBIT 4.3(A)

        This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or to its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


                                 JOSTENS, INC.
                           Medium-Term Note, Series A
                            (Global Fixed Rate Note)

REGISTERED                                         REGISTERED
                                                   Principal Amount:
No. AA-
                                                   $
                                                   ----------------

                                                   CUSIP NO.________

     ORIGINAL ISSUE DATE:              MATURITY DATE:


     INTEREST RATE:                    REDEMPTION TERMS:


     OTHER TERMS:                      REPAYMENT TERMS:


     Jostens, Inc., a corporation duly organized and existing under the laws of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of ____________________________________
DOLLARS on the Maturity Date shown above, or together with any premium thereon, upon any applicable Redemption Date or Repayment Date, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided on each February 15 and August 15 or such other dates, if any, as are specified under "Other Terms" above (the "Interest Payment Dates") and on the Maturity Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be on the February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such February 15 and August 15 Interest Payment Dates; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. In the event that any Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the interest and, with respect to the Maturity Date or any applicable Redemption Date or Repayment Date, principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Maturity Date, Redemption Date or Repayment Date.

     Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date or Repayment Date will be made in immediately available funds upon presentation of this Note at the Corporate Trust Office of the Trustee in the City of Minneapolis, Minnesota or at its agency in the City of New York. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                            JOSTENS, INC.


                            By  [specimen]
                              --------------------------------
                                William N. Priesmeyer
                                Senior Vice President and
                                Chief Financial Officer

                            Attest: [specimen]
                                   ---------------------------
                                  Lee U. McGrath
                                  Vice President and Treasurer

Dated:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the
series designated herein and issued
pursuant to the within-mentioned
Indenture.

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee


By__________________________________
     Authorized Officer

                                 JOSTENS, INC.
                           Medium-Term Note, Series A
                            (Global Fixed Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of August 30, 1999 (herein called the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth under "Redemption Terms," this Note is subject redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. This Note is not subject to any sinking fund.

     If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Repayment Terms," this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms." In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination of the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or
(ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above, under "Other Terms," the Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              ____________________

                                 ABBREVIATIONS

     The following abbreviations, when used in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN -- as joint tenants with right of survivorship
                  and not as tenants in common
        UNIF GIFT MIN ACT -- _______________ Custodian ______________
                                 (Cust)                    (Minor)

                        under Uniform Gift to Minors Act


                              ___________________
                                    (State)

Additional abbreviations may be used though not in the above list.

                              ____________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________
     (Name and address of assignee, including zip code, must be printed or typewritten)


________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing



_______________________________________________________________________ Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated  ________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at:

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________
     (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of the within Note is to repaid, specify the portion thereof which the undersigned elects to have prepaid:
_______________________________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specifications, one such Note will be issued for the portion not being repaid): ______________________________

Dated   _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                  EXHIBIT 4.3(B)

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or to its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 JOSTENS, INC.
                          Medium-Term Note, Series A
                          (Global Floating Rate Note)
REGISTERED                                                 REGISTERED
                                                           Principal Amount:
No. AB-                                                    $
                                                           ------------------
                                                           CUSIP NO.__________



     ORIGINAL ISSUE DATE:                       MATURITY DATE:

     INITIAL INTEREST RATE:                     SPREAD:

     INTEREST RATE BASIS (and, if               SPREAD MULTIPLIER:
     applicable, related Interest Periods):
                                                REDEMPTION TERMS:
     [  ] Commercial Paper Rate
     [  ] Federal Funds Rate
     [  ] LIBOR
       Index Currency:
     [  ] Prime Rate
     [  ] CD Rate
     [  ] Treasury Rate
     [  ] CMT Rate                              REPAYMENT TERMS:
          Designated CMT Telerate
          Page:
          Designated CMT Maturity
          Index:                                CALCULATION AGENT:
     [  ] Other (see "Other Terms")

     INDEX MATURITY:

     MAXIMUM INTEREST RATE:

     MINIMUM INTEREST RATE:                     OTHER TERMS:

     INTEREST RESET DATES:

     INTEREST PAYMENT DATES:

     Jostens, Inc., a corporation duly organized and existing under the laws of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of _____________________ DOLLARS on the Maturity Date shown above or, if such Maturity Date is not a Business Day, the next succeeding Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, the immediately preceding Business Day, or, together with any premium thereon, upon any applicable Redemption Date or Repayment Date, and to pay interest thereon from the Original Issue Date shown above or, except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates shown above and on the Maturity Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions below relating to the applicable Interest Rate Basis specified above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be on the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. In the event that any Interest Payment Date or any applicable Redemption Date or Repayment Date is not a Business Day, such Interest Payment Date, Redemption Date or Repayment Date, shall be postponed to the next succeeding day that is a Business Day, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date, Redemption Date or Repayment Date shall be the immediately preceding Business Day.

     Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date or Repayment Date will be made in immediately available funds upon presentation of this Note at the Corporate

Trust Office of the Trustee in the City of Minneapolis, Minnesota or at its agency in the City of New York.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                 JOSTENS, INC.


                                 By [specimen]
                                   --------------------------------
                                   William N. Priesmeyer
                                   Senior Vice President and
                                   Chief Financial Officer


                                 Attest: [specimen]
                                        ---------------------------
                                        Lee U. McGrath
                                        Vice President and Treasurer
Dated:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the
series designated herein and issued
pursuant to the within-mentioned
Indenture.

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee


By__________________________________
     Authorized Officer

                                 JOSTENS, INC.
                          Medium-Term Note, Series A
                          (Global Floating Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of August 30, 1999 (herein called the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     Redemption and Repayment

     If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth under "Redemption Terms," this Note is subject redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. This Note is not subject to any sinking fund.

     If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Repayment Terms," this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms." In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination of the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

     Interest Provisions

     Commencing with the Interest Reset Date specified above, first following the Original Issue Date specified above, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (the date on which each such reset occurs, an "Interest Reset Date"), as specified above. Unless otherwise specified above under "Other Terms," the Interest Reset Date will be as follows: in the case of Notes which are reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) which are reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which are reset weekly, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); in the case of Notes which are reset monthly, the third Wednesday of each month; in the case of Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes which are reset semi-annually, the third Wednesday of the two months of each year specified above as the Interest Reset Dates; and in the case of Notes which are reset annually, the third Wednesday of the month of each year specified above as the Interest Reset Dates.

     Unless otherwise specified above, the interest rate determined with respect to any Interest Determination Date (as defined below) will become effective on and as of the next succeeding Interest Reset Date; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date with respect to this Note (the "Initial Interest Rate") will be as set forth above and (ii) the interest rate in effect for the 10 days immediately prior to the Maturity Date will be that in effect on the tenth day preceding the Maturity Date. If any Interest Reset Date for any Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

     Determination of Commercial Paper Rate

     If the Interest Rate Basis specified above with respect to any Interest Period (as defined below) is the Commercial Paper Rate, this Note is a "Commercial Paper Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Commercial Paper Rate, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Commercial Paper Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms," "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the Index Maturity specified in the applicable Authentication Certificate as such rate is published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519), Selected Interest Rates" or any successor publication ("H.15 (519)"), under the heading "Commercial Paper--Nonfinancial." If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date such rate is not so published, then the Commercial Paper Rate shall be the Money Market Yield of the rate on that Commercial Paper Interest Determination Date for commercial paper having the Index Maturity designated in the applicable Authentication Certificate as published in H.15 Daily Update under the heading "Commercial Paper--Nonfinancial" or any successor heading. If by 3:00 p.m., New York City time, on such Calculation Date such rate is not so published in H.15 Daily Update, the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates of three leading dealers of United States dollar commercial paper in The City of New York selected by the Calculation Agent as of 11:00 a.m., New York City time, on that Commercial Paper Interest Determination Date, for commercial paper having the Index Maturity specified in the applicable Authentication Certificate placed for a non-financial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized rating agency; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will remain the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

        "Money Market Yield" shall be a yield calculated in accordance with the following formula:

        Money Market Yield =                D x 360      x 100
                                       -----------------
                                          360-(D x M)

where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of Federal Funds Rate

     If the Interest Rate Basis specified above with respect to any Interest Period is the Federal Funds Rate, this Note is a "Federal Funds Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Federal Funds Interest Determination Date (as defined below).

        Unless otherwise specified above under "Other Terms," "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on that day for United States dollar Federal Funds as published in H.15
(519), under the heading "Federal Funds (Effective)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date for United States dollar Federal Funds as published in H.15 Daily Update under the heading "Federal Funds (Effective)" or any successor heading. If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent as of 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date; provided, however, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Federal Funds Rate will remain the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

     Determination of LIBOR

     If the Interest Rate Basis specified above with respect to any Interest Period is LIBOR, this Note is a "LIBOR Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable LIBOR Interest Determination Date (as defined below).

        Unless otherwise specified above under "Other Terms," LIBOR will be determined by the Calculation Agent in accordance with the following provisions:

        (i) With respect to a LIBOR Interest Determination Date, LIBOR will be either (a) if "LIBOR Telerate" is specified in the applicable Authentication Certificate, or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Authentication Certificate, the rate for deposits in United States dollars, or such other currency or composite currency specified in the applicable Authentication Supplement as to which LIBOR shall be calculated, (the "Index Currency") having the Index Maturity specified in the applicable Authentication Certificate, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m. London time on such LIBOR Interest Determination Date, or (b) if "LIBOR Reuters" is specified in the applicable Authentication Certificate, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity specified in the applicable Authentication Certificate, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears, as applicable, then LIBOR in respect of that LIBOR Interest Determination Date will be determined as described in (ii) below.

        (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, as specified in (i) above, the Calculation Agent will determine LIBOR by requesting four major banks in the London interbank market selected by the Calculation Agent (the "Reference Banks") to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified in the applicable Authentication Certificate, commencing on the applicable Interest Reset Date, to prime banks in the

     London interbank market at approximately 11:00 a.m. London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates so quoted at approximately 11:00 a.m. in the applicable Principal Financial Center (as defined below) on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loan in the Index Currency to leading European banks, having the Index Maturity specified in the applicable Authentication Certificate and in a principal amount that is representative for a single transaction in such Index Currency at such market time; provided, however, that the banks selected as aforesaid by the Calculation Agent are not quoting as specified in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will remain LIBOR in effect on such LIBOR Interest Determination Date.

        "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified in the applicable Authentication Certificate, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified in the applicable Authentication Certificate (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified in the applicable Authentication Certificate as the method for calculating LIBOR, the display on Telerate (or any successor service) on the page specified in the applicable Authentication Certificate (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

        "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to United States dollars, Deutsche marks, Dutch guilders, Italian lira, Portuguese escudos, Swiss francs, Australian dollars, Canadian dollars, South African rand and the Euro, the Principal Financial Center shall be the City of New York, Frankfurt, Amsterdam, Milan, London (solely in the case of the Index Currency) Zurich, Melbourne, Toronto, Johannesburg and Frankfurt, respectively.

     Determination of Prime Rate

     If the Interest Rate Basis specified above with respect to any Interest Period is the Prime Rate, this Note is a "Prime Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Prime Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Prime Interest Determination Date (as defined below).

        Unless otherwise specified above under "Other Terms," "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate set forth for the relevant Prime Interest Determination Date as such rate is published in H.15(19) under the heading "Bank Prime Loan," or any successor heading. In the event that such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Prime Interest Determination Date will be the rate as published in H.15 Daily Update opposite the caption "Bank Prime Loan," or any successor heading. In the event that such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Prime Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page, or any successor screen or page, as such bank's prime rate or base lending rate in effect for that Prime Rate Interest Determination Date at 11:00 a.m., New York City time. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Prime Rate Interest Determination Date, the Prime Rate will be the arithmetic mean of the announced prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Interest Determination Date by at least two major money center banks in the City of New York selected by the Calculation Agent (which may include the Distributors or their affiliates). If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined on the basis of the rates furnished in the City of New York on such date by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least $500,000,000 and being subject to supervision or examination by a federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Prime Rate will remain the Prime Rate in effect on such Prime Interest Determination Date.

     Determination of the CD Rate

     If the Interest Rate Basis specified above with respect to any Interest Period is the CD Rate, this Note is a "CD Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CD Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CD Interest Determination Date (as defined below).

        Unless otherwise specified in above under "Other Terms," "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified in the applicable Authentication Certificate as published in H.15 under the heading ("CDs (Secondary Market)") or any successor heading. If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date such rate is not so published in H.15, then the CD Rate shall be the rate on such CD Interest Determination Date set forth in H.15 Daily Update for that day in respect of certificates of deposit having the Index Maturity designated in the applicable Authentication Certificate under the heading "CDs (Secondary Market)", or any successor heading. If by 3:00 p.m., New York City time, on such Calculation Date such rate is not so published in H.15 Daily Update, the CD Rate for that CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in the City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks of the highest credit standing (in the market for negotiable certificates of deposits) with a remaining maturity closest to the Index Maturity specified in the applicable Authentication Certificate in a denomination of $5,000,000; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the CD Rate will remain the CD Rate in effect on such CD Interest Determination Date.

     Determination of Treasury Rate

     If the Interest Rate Basis specified above with respect to any Interest Period is the Treasury Rate, this Note is a "Treasury Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Treasury Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms," "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Authentication Certificate as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 56 or 57 (or other applicable page) of the Telerate Service, under the heading "Avge Invest Yield" or, if not so reported on the Telerate Service by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury, or if such results of such auction are not reported by 3:00 p.m., New York City time or, if no such auction is held, such rate as published in H.15 (519), under the heading "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not so published in H.15
(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers in the City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity designated in the applicable Authentication Certificate; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will remain the Treasury Rate in effect on such Treasury Interest Determination Date.

     Determination of CMT Rate

     If the Interest Rate Basis specified above with respect to any Interest Period is the CMT Rate, this Note is a "CMT Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CMT Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CMT Interest Determination Date (as defined below).

        Unless otherwise specified above, "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT
Telerate Page (as defined below) under the caption ". . . . Treasury Constant
Maturities . . . Federal Reserve Board Release H.15," or any successor caption, under the column for the Designated CMT Maturity Index (as defined below) for
(i) if the Designated CMT Telerate Page is 7051, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately preceding the week in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed by 3:00 p.m., New York City time on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15 (519) or any successor publication. If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each a "Reference Dealer") in the City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation, (or in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in the City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation, (or in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence, have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Note with the shorter remaining term to maturity will be used.

     "Designated CMT Telerate Pate" means the display on the Telerate Service, or any successor service, on the page designated in the applicable Authentication Certificate (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15 (519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15 (519). If no such page is specified in the applicable Authentication Certificate, the Designated CMT Telerate Page shall be 7052 for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Authentication Certificate with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Authentication Certificate, the Designated CMT Maturity Index shall be two years.

     General

     Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note for any Interest Period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by the United States law of general application.

     On or before each Calculation Date (as defined below), the Calculation Agent specified above, as Calculation Agent (the "Calculation Agent") will determine the interest rate in accordance with the foregoing with respect to the applicable Interest Rate Basis and will notify the Paying Agent. The Paying Agent will determine the Accrued Interest Factor (as defined below) applicable to this Note. The Paying Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The determinations of interest rates made by the Calculation Agent shall be conclusive and binding, and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The determinations of Accrued Interest Factors made by the Paying Agent shall be conclusive and binding. Unless otherwise specified above under "Other Terms," the "Calculation Date," if applicable, pertaining to any Interest Determination Date on a Note will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date or Redemption or Repayment Date, as the case may be. The Company undertakes to maintain a Calculation Agent for so long as this note remains outstanding.

        As used herein, "Interest Determination Date" means the date as of which the interest rate for this Note is to be calculated, to be effective as of the following Interest Reset Date and calculated on the related Calculation Date. Unless otherwise specified above under "Other Terms," the Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note, a Federal Funds Rate Note, a Prime Rate Note, a CD Rate Note, or a CMT Rate Note (the "Commercial Paper Interest Determination Date," the "Federal Funds Interest Determination Date," the "Prime Interest Determination Date," the "CD Interest Determination Date," and the "CMT Interest Determination Date," respectively) will be the second Business Day prior to such Interest Reset Date. Unless otherwise specified above under "Other Terms," the Interest Determination Date pertaining to an Interest Reset Date, for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London banking day preceding that Interest Reset Date. Above under "Other Terms," the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week on which Treasury bills would normally be auctioned in the week in which such Interest Reset Date falls. If, as the result of a legal holiday, an auction for Treasury bills is held on the Friday preceding the normal Monday auction date, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. The Interest Determination Date pertaining to a Note the interest rate of which is determined by reference to two or more Interest Rate Bases will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date for such Note on which each Interest Rate Basis is determinable.

     Unless otherwise specified above under "Other Terms," interest payments on an Interest Payment Date for this Note will include interest accrued from, and including, the next preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the date of issue if no interest has been paid or duly provided for) to, but excluding, such Interest Payment Date (each such interest accrual period, an "Interest Period"). At the Maturity Date hereof or on any applicable Redemption or Repayment Date, the interest payable shall include interest accrued to, but excluding the Maturity Date or such Redemption Date or Repayment Date. Accrued interest from the Original Issue Date or from the last date to which interest has been paid or duly provided for to the date for which interest is being calculated shall be calculated by multiplying the face amount of this Note by the applicable accrued interest factor (the "Accrued Interest Factor"). The Accrued Interest Factor shall be computed by adding together the interest factors calculated for each day from the Original Issue Date, or from the last date to which interest has been paid or duly provided for to, but excluding, the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the per annum interest rate applicable to such day by 360 in the case of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes, Prime Rate Notes and CD Rate Notes, or by the actual number of days in the year in the case of Treasury Rate Notes and CMT Rate Notes. The interest rate in effect on each day will be (i) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date, subject in either case to any maximum or minimum interest rate limitation referred to above.

     Unless otherwise specified above under "Other Terms," all percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of one percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or
 .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544)
being rounded to 9.87654% (or .0987654)); all calculations of the Accrued Interest Factor for any day on this Note will be rounded, if necessary, to the nearest one hundred-millionth, with five one-billionths rounded upward (e.g.
 .098765455 being rounded to .09876546 and .098765454 being rounded to .09876545); and all currency or composite currency amounts used in or resulting from such calculations on this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

     Miscellaneous Provisions

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or
(ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of

(and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above, under "Other Terms," the Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              ____________________

                                 ABBREVIATIONS

     The following abbreviations, when used in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN -- as joint tenants with right of survivorship
                 and not as tenants in common
        UNIF GIFT MIN ACT -- _______________ Custodian______________
                                  (Cust)                   (Minor)



                       under Uniform Gift to Minors Act


                              ___________________
                                    (State)

Additional abbreviations may be used though not in the above list.

                             ____________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________
     (Name and address of assignee, including zip code, must be printed or typewritten)


________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________________________________________Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated  ________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
     (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of the within Note is to repaid, specify the portion thereof which the undersigned elects to have prepaid:
_______________________________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specifications, one such Note will be issued for the portion not being repaid): ______________________________

Dated   _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                  EXHIBIT 4.3(C)

        This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or to its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 JOSTENS, INC.
                          Medium-Term Note, Series A
               (Global Original Issue Discount Zero Coupon Note)

REGISTERED                                         REGISTERED
                                                   Principal Amount:
No. AC-



                                                   $________________

                                                   CUSIP NO.________

     ORIGINAL ISSUE DATE:              MATURITY DATE:


     OTHER TERMS:                      REDEMPTION TERMS:



     ORIGINAL ISSUE DISCOUNT:

     YIELD TO MATURITY:                REPAYMENT TERMS:



     FOR PURPOSES OF SECTION 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

     Jostens, Inc., a corporation duly organized and existing under the laws of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of__________________________ DOLLARS on the Maturity Date shown above.

     The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or repayment or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the yield to maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption or repayment, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable upon demand. In the event that the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the principal otherwise payable on such Maturity Date or any applicable Redemption Date or Repayment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date, Redemption Date or Repayment Date.

     Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date or Repayment Date will be made in immediately available funds upon presentation of this Note at the Corporate Trust Office of the Trustee in the City of Minneapolis, Minnesota or at its agency in the City of New York.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                        JOSTENS, INC.


                                        By______________________________
                                           William N. Priesmeyer
                                           Senior Vice President and
                                           Chief Financial Officer



                                        Attest:___________________________
                                               Lee U. McGrath
                                               Vice President and Treasurer

Dated:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the
series designated herein and issued
pursuant to the within-mentioned
Indenture.

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee


By______________________________
     Authorized Officer

                                 JOSTENS, INC.
                          Medium-Term Note, Series A
               (Global Original Issue Discount Zero Coupon Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of August 30, 1999 (herein called the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms," expressed as percentages of the Amortized Face Amount (as defined below) of this Note are set forth under "Redemption Terms," this Note is subject redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. This Note is not subject to any sinking fund.

     If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (unless otherwise specified above under "Other Terms," expressed as percentages of the Amortized Face Amount of this Note, are set forth above under "Repayment Terms," this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms." In the event of repayment of this
Note in part only, a new Note of this series and of like tenor of an authorized denomination of the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the Amortized Face Amount of this Note may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

     The amount due and payable on this Note in the event that this Note is redeemed or repaid shall, unless otherwise indicated above under "Other Terms," be the specified percentage of the Amortized Face Amount of this Note on the day such payment is due and payable, as determined by the Company.

     The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note due at the Maturity Date thereof that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Treasury Regulations regarding original issue discount issued by the Treasury Department in January 1994 (the "Regulations"), in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the Maturity Date hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the Maturity Date hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the Maturity Date hereof based on the issue price and principal amount payable at the Maturity Date hereof.

     The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or
(ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the acceleration of the Maturity thereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above, under "Other Terms," the Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             ____________________

                                 ABBREVIATIONS

     The following abbreviations, when used in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN -- as joint tenants with right of survivorship
                 and not as tenants in common
        UNIF GIFT MIN ACT -- _______________ Custodian______________
                                  (Cust)                  (Minor)

                       under Uniform Gift to Minors Act


                              ___________________
                                    (State)

Additional abbreviations may be used though not in the above list.

                             ____________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________
     (Name and address of assignee, including zip code, must be printed or typewritten)


________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


________________________________________________________________________Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated  ________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
 (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of the within Note is to repaid, specify the portion thereof which the undersigned elects to have prepaid:
_______________________________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specifications, one such Note will be issued for the portion not being repaid): ______________________________

Dated   _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                  EXHIBIT 4.3(D)


        This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or to its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 JOSTENS, INC.
                          Medium-Term Note, Series A
               (Global Original Issue Discount Fixed Rate Note)

REGISTERED                                         REGISTERED
                                                   Principal Amount:
No. AD-
                                                   $
                                                   ----------------

                                                   CUSIP NO.________

     ORIGINAL ISSUE DATE:                     MATURITY DATE:


     INTEREST RATE:                           REDEMPTION TERMS:



     OTHER TERMS:                             REPAYMENT TERMS:



     ORIGINAL ISSUE DISCOUNT:                 YIELD TO MATURITY:

     [ ] ORIGINAL ISSUE DISCOUNT NOTE         [ ] ORIGINAL ISSUE DISCOUNT
         SUBJECT TO "SPECIAL PROVISIONS"          FOR FEDERAL INCOME TAX
         BELOW                                    PURPOSES ONLY


     FOR PURPOSES OF SECTION 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

     Jostens, Inc., a corporation duly organized and existing under the laws of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of ______________________ DOLLARS on the Maturity Date shown above, or together with any premium thereon, upon any applicable Redemption Date or Repayment Date (subject to the "Special Provisions" below, if applicable), and to pay interest on such principal sum from the Original Issue Date shown above or other date specified under "Other Terms" above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each February 15 and August 15 or such other dates, if any, as are specified under "Other Terms" above (the "Interest Payment Dates") and on the Maturity Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment date following the next succeeding Regular Record Date.
The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be on the February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such February 15 and August 15 Interest Payment Dates; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. In the event that any Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the interest and, with respect to the Maturity Date or any applicable Redemption Date or Repayment Date, principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Maturity Date, Redemption Date or Repayment Date.

     Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date or Repayment Date will be made in immediately available funds upon presentation of this Note at the Corporate Trust Office of the Trustee in the City of Minneapolis, Minnesota or at its agency in the City of

New York. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                            JOSTENS, INC.


                            By [specimen]
                              --------------------------------
                               William N. Priesmeyer
                               Senior Vice President and
                               Chief Financial Officer


                            Attest: [specimen]
                                   ---------------------------
                                  Lee U. McGrath
                                  Vice President and Treasurer


Dated:
TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the
series designated herein and issued
pursuant to the within-mentioned
Indenture.

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee


By______________________________
     Authorized Officer

                                 JOSTENS, INC.
                          Medium-Term Note, Series A
               (Global Original Issue Discount Fixed Rate Note)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of August 30, 1999 (herein called the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms," expressed as percentages of the principal amount of this
Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth under "Redemption Terms," this Note is subject redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. This Note is not subject to any sinking fund.

     If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (unless otherwise specified above under "Other Terms," expressed as percentages of the principal amount of this Note if this
Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth above under "Repayment Terms," this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms." In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination of the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal due at the Stated Maturity (or, in the case of Original Issue Discount Notes subject to the "Special Provisions" below as shown above, the Amortized Face Amount) of the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

     The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or
(ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the acceleration of the Maturity thereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above, under "Other Terms," the Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              SPECIAL PROVISIONS

     Unless otherwise indicated above under "Other Terms", if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated above, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Maturity Date hereof or in the event that this Note is redeemed or repaid shall be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption or repayment, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department in January 1994 (the "Regulations")).

     The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note due at the Maturity Date thereof that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the Maturity Date hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the Maturity Date hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the Maturity Date hereof based on the issue price and principal amount payable at the Maturity Date hereof.

                             ____________________

                                 ABBREVIATIONS

     The following abbreviations, when used in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of survivorship
                   and not as tenants in common
        UNIF GIFT MIN ACT ___________________ Custodian______________
                               (Cust)                      (Minor)


                       under Uniform Gift to Minors Act


                              ___________________
                                    (State)

Additional abbreviations may be used though not in the above list.

                              ___________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________
     (Name and address of assignee, including zip code, must be printed or typewritten)


________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing




________________________________________________________________________Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated  ________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at:

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________
     (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of the within Note is to repaid, specify the portion thereof which the undersigned elects to have prepaid:
_______________________________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specifications, one such Note will be issued for the portion not being repaid): ______________________________

Dated   _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.